CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report dated November 1, 1996 included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-17896.















                                    /S/  ARTHUR ANDERSEN LLP
                                    ---------------------------
                                    ARTHUR ANDERSEN LLP











Las Vegas, Nevada
December 16, 1996